Security Equity Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated June 13, 2013

to the Statutory Prospectus Dated January 28, 2013, as supplemented from time to time.

This supplement provides updated information beyond that contained in the currently effective Statutory Prospectus (the “Prospectus”) for the MSCI EAFE Equal Weight Fund (the “Fund”), as supplemented from time to time.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following changes have been approved to the investment program of the Fund:

•	changes to the Fund’s name;

•	changes to the Fund’s investment objective;

•

changes to the Fund’s principal investment strategies, including the removal of the non-fundamental 80% policy to, under normal circumstances, invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in equity securities included in the MSCI EAFE Equal Weighted Index;

•	a change to the Fund’s Expense Limitation Agreement;

•	a replacement of the Fund’s portfolio manager(s) with a new portfolio management team;

•	a change to the Fund’s primary index; and

•	the removal of the non-fundamental operating policies, with the exception of the non-fundamental operating policy relating to liquidity.

These changes to the Fund will become effective on August 15, 2013. As a result, effective August 15, 2013, the Prospectus will be revised substantially as follows:

The name of the MSCI EAFE Equal Weight Fund will be changed to the World Equity Income Fund.

The section titled “Investment Objective” beginning on page 1 of the Prospectus will be replaced to read as follows:

The World Equity Income Fund (the “Fund”) seeks to provide total return, comprised of capital appreciation and income.

Footnote number one on page 1 of the Prospectus will be replaced to read as follows:

[1]

The Investment Manager has contractually agreed through February 1, 2015 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A – 1.46%, Class B – 2.21% and Class C – 2.21%. The Fund may have “Total annual fund operating expenses after fee waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the investment adviser ceases to serve as such (subject to recoupment rights).

The section titled “Principal Investment Strategies” beginning on page 2 of the Prospectus will be replaced to read as follows in order to reflect the changes to the Fund’s principal investment strategies, including the change to the Fund’s non-fundamental 80% policy:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in equity securities. Generally, the Fund intends to invest in higher dividend-yielding equity securities. The Fund is not limited in the percentage of assets it may invest in securities listed, traded or dealt in any one country, region or geographic area and it will invest in a number of countries throughout the world, including emerging markets.

While the Fund tends to focus its investments in equity securities of large- and mid-capitalization companies, it can also invest in equity securities of companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. At times, the Fund may thus invest a significant portion of its assets in small- and mid-capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), American Depositary Shares (ADS), convertible securities and warrants and rights. The Fund invests in securities denominated in a wide variety of currencies.

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The Fund may invest in a variety of liquid investment vehicles, such as exchange traded funds (“ETFs”) and other mutual funds to manage its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity. The Fund may also hold up to 20% of its assets in debt securities of foreign or U.S. issuers.

While the Fund generally does not intend to usually hold a significant portion of its assets in derivatives, the Fund may invest in derivatives, including forwards, swaps and futures contracts in order to maintain exposure to the securities and currency markets at times when it is not able to purchase the corresponding securities and currencies directly, or it believes that it is more appropriate to use derivatives to obtain the desired exposure to the underlying assets. Further, the Fund can hedge a portion of its foreign currency exposure using derivatives.

The Investment Manager will actively manage the Fund’s portfolio while utilizing quantitative analysis and optimization programs to forecast risk. The Investment Manager’s goal will be to construct a well diversified portfolio comprised of securities that have historically demonstrated low volatility in their returns and that collectively have the ability to provide dividend yields in excess of the Fund’s benchmark. In selecting investments, the Investment Manager will consider the dividend yield of each security, the historic volatility of each security, the correlation between securities, trading liquidity and market capitalization. The Investment Manager also may consider transaction costs and overall exposures to countries, sectors and stocks. While the portfolio may be comprised of a large portion of securities that are included within the MSCI World Index, a broad-based index that captures large- and mid-cap representations across a large number of developed markets countries, the Fund will also invest in securities that are not included in the MSCI World Index. The Investment Manager may determine to sell a security for several reasons including the following: (1) better investment opportunities are available; (2) to meet redemption requests; (3) to close-out or unwind derivatives transactions; (4) to realize gains; or (5) if market conditions change.

Under adverse or unstable market conditions, the Fund could invest some or all of its assets in cash, derivative instruments, fixed income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to manage equity exposure and reduce Fund volatility, the Fund may be unable to pursue its investment objective during that time, and it may reduce the benefit from any upswing in the market.

The following subsections will be added to the section titled “Principal Risks” beginning on page 2 of the Prospectus in order to reflect additional principal risks associated with the new principal investment strategies:

Convertible Securities Risk – Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Currency Risk – Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Emerging Markets Risk – The Fund may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Preferred Securities Risk – A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

The following subsections of the section titled “Principal Risks” beginning on page 2 of the Prospectus will be deleted in their entirety in order to reflect changes to the principal risks associated with the new principal investment strategies:

•	Correlation and Tracking Error Risk;

•	Liquidity and Valuation Risk; and

•	Passive Investment/Index Strategy Risk.

The “Average Annual Total Returns” chart on page 4 of the Prospectus will be revised to include the following row above the MSCI EAFE Equal Weighted Index to reflect the MSCI EAFE World Index as the Fund’s new primary benchmark:

	1 Year	5 Years	10 Years
MSCI EAFE World Index (Net)	17.24%	-4.24%	5.41%

The section titled “Portfolio Managers” beginning on page 4 of the Prospectus will be replaced to read as follows in order to reflect the changes to the portfolio management team:

Fahran Sharaff, Nardin Baker, Ole Jakob Wold and Scott Hammond are primarily responsible for the day-to-day management of the Fund, and each holds the title “Portfolio Manager” with the Investment Manager. They have co-managed the Fund since August 2013.

The second and third paragraphs of the section titled “Additional Information Regarding Investment Objectives and Strategies” on page 6 of the Prospectus will be replaced to read as follows:

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may invest some or all of its assets in cash, derivative instruments, fixed income securities, government bonds, money market securities, or repurchase agreements. Although the Fund would do this only in seeking to manage equity exposure and reduce Fund volatility, the Fund may be unable to pursue its investment objective during that time, and it may reduce the benefit from any upswing in the market.

The Fund’s holdings of certain types of investments cannot exceed a maximum percentage of net assets. Percentage limitations are set forth in this Prospectus and/or the statement of additional information. While the percentage limitations provide a useful level of detail about the Fund’s investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on the Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Fund have considerable leeway in choosing investment strategies and selecting securities they believe will help the Fund achieve its objective. Notwithstanding the above, the Fund will be invested in accordance with the Principal Investment Strategies discussed earlier in this Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security or instrument whose investment characteristics are consistent with the Fund’s investment program. The Fund will determine the country of an issuer of a security based on: (a) the issuer’s domicile or location of headquarters; (b) where the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed or where it has at least 50% of its assets; (c) the principal trading market for the security; or (d) the currency in which the security is denominated. Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund.

The following subsections will be added to the section titled “Description of Principal Risks” beginning on page 6 of the Prospectus in order to reflect additional principal risks associated with the new principal investment strategies:

Convertible Securities Risk — Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Emerging Markets Risk — The Fund may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in securities in developed countries. These risks include: (1) less social, political and economic stability; (2) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (3) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (4) foreign taxation; and (5) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property. Sovereign debt of emerging countries may be in default or present a greater risk of default.

Preferred Securities Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Regulatory and Legal Risk —U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund.

The following subsections of the section titled “Description of Principal Risks” beginning on page 6 of the Prospectus will be deleted in their entirety in order to reflect changes to the principal risks associated with the new principal investment strategies:

•	Correlation and Tracking Error Risk;

•	Liquidity and Valuation Risk; and

•	Passive Investment/Index Strategy Risk.

The first sentence of the third paragraph under the section “Management Fees” on page 11 will be replaced to read as follows:

Additionally, as noted in the “Fund Summary” section, the Investment Manager has contractually agreed through February 1, 2015 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) of the Fund to: Class A - 1.46%, Class B – 2.21% and Class C – 2.21% of average daily assets.

The section titled “Other Fees” beginning on page 11 of the Prospectus will be deleted in its entirety.

The section titled “Portfolio Managers” beginning on page 11 of the Prospectus will be replaced to read as follows:

PORTFOLIO MANAGERS

The Portfolio Managers of the Investment Manager oversee the day-to-day operations of the Fund:

Farhan Sharaff, Portfolio Manager of the Investment Manager and Assistant Chief Investment Officer, Equities of Guggenheim Partners Investment Management, LLC (“GPIM”), has co-managed the Fund since August 2013. Mr. Sharaff joined GPIM in May 2009. Mr. Sharaff has more than 32 years of experience in investment research and investment management. Prior to joining GPIM, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on boards of Transparent Value Trust and Guggenheim Global Investment plc.

Nardin Baker, CFA, Portfolio Manager of the Investment Manager and Chief Strategist of the Global Alpha Equity team of GPIM, has co-managed the Fund since August 2013. Mr. Baker joined GPIM in 2010. He oversees all portfolio management functions and is actively involved in research, model development and product development. Mr. Baker is a well known expert in the field of multi-factor analysis. He researched and developed the theory behind the quantitative investment model together with Prof. Robert Haugen. Prior to joining GPIM, Mr. Baker was CIO of South Street Investment Advisors and CIO for non-US developed markets at Batterymarch Financial Management. Mr. Baker previously directed the Global Asset Allocation group for Grantham, Mayo, Van Otterloo & Co. LLC (GMO) in Boston. He also led the Tax-sensitive Equities area at GMO. Before that, he directed the quantitative equity management group for National Investment Services of America (NISA) in Milwaukee, Wisconsin. He received a B.S. degree in mechanical engineering from the University of Illinois. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Ole Jakob Wold, Portfolio Manager of the Investment Manager and the Senior Portfolio Manager of the Global Alpha Equity team of GPIM, has co-managed the Fund since August 2013. He joined GPIM in 2010 from Alfred Berg/Fortis, where he managed the Global Alpha strategies and was senior portfolio manager from 1994. Mr. Wold earned a “Siviløkonom” (civil economics) degree from the Norwegian School of Economics and Business Administration in 1994. He majored in finance, with studies in empirical finance and a thesis on quantitative models used on the Oslo Stock Exchange.

Scott Hammond, Portfolio Manager of the Investment Manager and a Senior Portfolio Manager at GPIM where he has responsibility for a variety of strategic initiatives aimed at growing the firm’s equities business, and for the day-to-day oversight of a number of growth, value, and core equity strategies, has co-managed the Fund since August 2013. Mr. Hammond joined GPIM in June 2009. Mr. Hammond’s extensive experience in managing quantitative strategies spans over ten years and has included some of the world’s largest asset management firms. Prior to joining GPIM, Mr. Hammond was Head of Exchange Trade Fund Portfolio Management at Northern Trust where he was responsible for a diverse portfolio of international funds. Mr. Hammond served as a Portfolio Manager at Barclays Global Investors with responsibilities for the management of $90 billion in institutional assets. Mr. Hammond received a B.A. in Economics from the University of New Hampshire and an MBA from Purdue University’s Krannert Graduate School of Management.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares.

The first sentence under the section “Dividends and Taxes” on page 26 will be replaced to read as follows:

The Fund pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least quarterly.

Please Retain This Supplement for Future Reference